Exhibit 99.2 November 4, 2026 3Q 2026 EARNINGS PRESENTATION 0 3Q26 EARNINGS PRESENTATION

DISCLAIMER FORWARD LOOKING STATEMENTS NON-GAAP FINANCIAL INFORMATION This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to our This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting management. Forward-looking statements include information concerning our possible or assumed future results of operations, liquidity and capital resources, principles (“GAAP”), including Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net business strategies, including with respect to completed or potential strategic transactions, technology or product developments, financing and investment plans, income, Adjusted net income per common share, Adjusted general and administrative expense, Net Debt, and Free cash flow. dividend policy, including with respect to our Series A Redeemable Perpetual Preferred Stock (the “Series A Shares”), competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits and the reduction or elimination of certain government incentives, uncertainty relating to the implementation and impacts of tariffs and changes in trade policy, ability to provide 100% domestic content trackers, expectations regarding the We define Adjusted gross profit as gross profit plus (i) amortization of developed technology and backlog and (ii) acquisition-related macroeconomic environment and geopolitical developments, the expected benefits of, and our ability to integrate, APA Solar, LLC (“APA”) and Affordable Wire expenses. We define Adjusted gross margin as Adjusted gross profit as a percentage of revenue. We define Adjusted EBITDA as net income Management, LLC (“AWM”), the amount, timing and form of payment of earnout and deferred consideration payable in connection with our acquisitions of APA and (loss) to common stockholders plus (i) other income, net, (ii) gain on extinguishment of debts, net, (iii) foreign currency (gain) loss, net, (iv) AWM, the expected impact of tax legislation on our cash taxes, the expected sufficiency of our liquidity, potential growth opportunities and the effects of preferred dividends and accretion, (v) interest expense, (vi) income tax expense, (vii) depreciation expense, (viii) amortization of intangibles, competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” (ix) amortization of developed technology and backlog, (x) equity-based compensation, (xi) change in fair value of contingent consideration, “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “positioned,” “designed to” or similar (xii) certain legal expenses, and (xiii) acquisition-related expenses. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage expressions and the negatives of those terms. of revenue. We define Adjusted net income as net income (loss) to common stockholders plus (i) amortization of intangibles, (ii) Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) gain on extinguishment of uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our debts, net (v) Series A preferred stock accretion, (vi) equity-based compensation, (vii) change in fair value of contingent consideration, (viii) control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like certain legal expenses, (ix) acquisition-related expenses, and (x) income tax expense adjustments. We define Adjusted general and high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar administrative expense as general and administrative expense less (i) equity-based compensation, (ii) certain legal expenses, and (iii) energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and acquisition-related expenses. We define Net Debt as total debt less cash and cash equivalents. We define Free cash flow as Net cash renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could provided by operating activities less purchase of property, plant and equipment. make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation. We cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new calculate net income (loss) per common share as net income (loss) to common stockholders divided by the basic and diluted weighted related policies and regulations, including as a result of the One Big Beautiful Bill Act (“OBBB”), which may present technical, regulatory and economic barriers to average number of shares outstanding for the applicable period and we define Adjusted net income per common share as Adjusted net the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; termination of the Federal income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. Investment Tax Credit for solar facilities placed in service after December 31, 2027 (other than facilities that began construction before July 4, 2026), the foreign entity of concern and material assistance limitations under the OBBB, and related guidance issued by Treasury and the IRS, including with respect to the beginning of construction; our ability to realize the anticipated benefits of 45X advanced manufacturing production tax credits, including the amount, timing and collectability We believe that these non-GAAP financial measures are provided to enhance the reader’s understanding of our past financial performance of vendor rebates; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing the Company’s new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or performance, as well as in planning and forecasting future periods. The non-GAAP financial information is presented for supplemental imposition of import tariffs or other import restrictions, including under Section 232 of the Trade Expansion Act of 1962 and Section 301 of the Trade Act of 1974, informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and and the timing and amount of any refunds of tariffs previously paid under the International Emergency Economic Powers Act; the outcome of pending and future may be different from similarly titled non-GAAP measures used by other companies. antidumping and countervailing duty and anti-circumvention proceedings, the Section 232 investigation of polysilicon and its derivatives, and the U.S. International Trade Commission Section 337 investigation relating to tunnel oxide passivated contact solar cells and modules, and their effect on the cost and availability of modules for our customers’ projects; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to Among other limitations, Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, a pandemic, the Russia-Ukraine war, attacks on shipping in the Red Sea and Strait of Hormuz, conflict in the Middle East (including, but not limited to, the war in Adjusted net income per common share, Adjusted general and administrative expense, Net Debt, and Free cash flow do not reflect our cash Iran), changing trade policies, inflation and interest rates; fluctuations in foreign currency exchange rates, including the Brazilian Real, and the phase-out of tax expenditures, or future requirements, for capital expenditures or contractual commitments; do not reflect the impact of certain cash incentives in Brazil; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of charges resulting from matters we consider not to be indicative of our ongoing operations; do not reflect income tax expense or benefit; and government incentives for, of regulations mandating the use of renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other companies in our industry may calculate Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials, including steel and Adjusted net income, Adjusted net income per common share, Adjusted general and administrative expense, Net Debt, and Free cash flow aluminum; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in differently than we do, which limits their usefulness as comparative measures. Because of these limitations, Adjusted gross profit, Adjusted loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; the gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted net income per common share, Adjusted general TM development, deployment and commercialization of new products, including DuraTrack D2S , OmniTrack 2.0, the 60 degree variant of DuraTrack, and our ARRAY and administrative expense, Net Debt, and Free cash flow should not be considered in isolation or as substitutes for performance measures TM Atlas suite of foundation-to-tracker solutions; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, calculated in accordance with GAAP. financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information and the use of artificial intelligence by cyber threat actors; a failure to maintain an effective system of integrated internal controls over financial reporting, including following the completion of our strategic transactions, which may impair our ability We compensate for these limitations by relying primarily on our GAAP results and using Adjusted gross profit, Adjusted gross margin, to report our financial results accurately; our substantial indebtedness, including our ability to repay, refinance or settle our convertible notes at or prior to maturity; Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted net income per common share, Adjusted general and our ability to pay cash dividends on the Series A Shares, the increases in the dividend rate applicable to the Series A Shares, and the potential issuance of shares of administrative expense, Net Debt, and Free cash flow on a supplemental basis. our common stock in respect of any accrued dividends; the amount, timing and form of payment of earnout and deferred consideration payable in connection with our acquisitions of APA and AWM, including any dilution resulting from the issuance of shares of our common stock in satisfaction thereof; risks related to actual or You should review the reconciliation of gross profit to Adjusted gross profit and Adjusted gross margin, net income (loss) to Adjusted EBITDA, threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are Adjusted EBITDA margin, Adjusted net income and Adjusted net income per common share, General and administrative expense to applied adversely to us or our customers; our ability to successfully integrate APA and AWM into our existing operations, realize the anticipated benefits or synergies of our strategic transactions and achieve strategic and other objectives relating to our strategic transactions; risks related to any unforeseen liabilities of APA or Adjusted general and administrative expense, Net Debt, and Net cash provided by operating activities to Free cash flow below and not rely AWM; and other factors listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on on any single financial measure to evaluate our business. Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission. MARKET AND INDUSTRY DATA Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should read this presentation with the understanding that our actual future results may be materially different from what we expect. This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially completeness. from those anticipated in these forward-looking statements, even if new information becomes available in the future. 1 3Q26 EARNINGS PRESENTATION

ARRAY'S MOMENTUM CONTINUES TO BUILD

A leading provider of utility-scale solar tracking, engineered foundation, and wire management solutions

STRONG MOMENTUM

A **global leader** advancing the future of clean energy	**294** total active patents[1], **309** additional pending[1]	**$2.6 billion** record orderbook	**~Half of orderbook** is tier-1 utilities, IPPs, and developers
105 GW trackers delivered globally	**5 significant** product launches in 2026	**42%** YoY orderbook growth	**1.6x** LTM book-to-bill

WHY WE WIN

PROVEN MARKET LEADERSHIP

- Patented linked-row architecture
- Patented passive wind stow technology

DEEP CUSTOMER RELATIONSHIPS

- Long-standing relationships with leading developers and IPPs
- High repeat customer activity

PLATFORM EXPANSION

- Expanding beyond trackers through APA & AWM acquisitions
- Increasing share of wallet opportunity

(1) Includes APA & AWM

3Q26 EARNINGS PRESENTATION

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3Q 2026 FINANCIAL HIGHLIGHTS p �330.2Mp �69.2Mp �75.4M (1) GROSS PROFIT ADJUSTED GROSS PROFIT REVENUE (31)% vs 2Q26 (28)% vs 2Q26 (3)% vs 2Q26 (1) 21.0% Gross Margin 22.8% Adj. Gross Margin 3% volume growth vs 2Q26 (1) 27.8% YTD Adj. Gross Margin 30 bps increase vs YTD25 p �32.1Mp (�7.9)Mp �2.6B (1) ADJUSTED EBITDA NET LOSS ORDERBOOK (1) (49)% vs 2Q26 Fourth Consecutive Record Orderbook �9.4M ADJUSTED NET INCOME (1) (1) +42% growth vs 3Q25 9.7% Adj. EBITDA Margin �0.06 ADJUSTED EARNINGS PER SHARE Fifth consecutive quarter >$400M new bookings Trailing twelve-month book-to-bill of 1.6x New products account for nearly 60% of 3 (2) orderbook (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure TM TM (2) New product introductions - OmniTrack®, SkyLink, Hail XP , D2S , APA , and AWM as % of orderbook 3Q26 EARNINGS PRESENTATION

3Q 2026 BUSINESS HIGHLIGHTS . . INNOVATE OUR FUTURE ELEVATE OUR INTERNATIONAL BUSINESS ADVANCE OUR CUSTOMER-FIRST CULTURE OPERATIONAL HIGHLIGHTS Completed acquisition of Affordable Wire Officially opened our new state-of-the-art Hosted APA Investor Technology Showcase Management, expanding product portfolio and manufacturing facility in Albuquerque, NM detailing balance-of-system strategy entering BESS and datacenter markets PRODUCT HIGHLIGHTS TM TM Launched Atlas , expanding product portfolio First 60-degree tracker awards to service high First D2S order in EMEA, continuing new with suite of foundation-to-tracker solutions wind and hail regions in the US product development adaption momentum 4 exclusive to ARRAY 3Q26 EARNINGS PRESENTATION

COMMERCIAL AND OPERATIONAL EXCELLENCE

RECORD ORDERBOOK as of 3Q26



$1.9
$2.2
$2.4
$2.5
$2.6
3Q25
4Q25
1Q26
2Q26
3Q26

$2.6B

Record orderbook as of 3Q26, +42% YoY

>$1.8B

New orders 3Q26 TTM; 1.6x book-to-bill

~60%

Orderbook from new products introductions(1)

FOURTH CONSECUTIVE QUARTER OF RECORD ORDERBOOK

ALBUQUERQUE MANUFACTURING FACILITY



216K

sq ft, opened Sept. 2026

- Expands 45X capture for in-house components vs supplier rebate share
- Optimizes inventory through production, assembly, warehousing, and logistics

(1) New product introductions - OmniTrack®, SkyLink, Hail XP™, D2S™, APA, and AWM as % of orderbook

3Q26 EARNINGS PRESENTATION

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3Q26 EARNINGS PRESENTATION

DELIVERING ON OUR BALANCE-OF-SYSTEM STRATEGY

Interoperability progresses, providing comprehensive solutions across foundations, trackers and wire management

APA & AWM INTEGRATION UPDATE

APA SOLAR RACKING An ARRAY Company

- Integration advancing well and progressing ahead of schedule across key operational and commercial functions
- Increasing collaboration on combined bids and project opportunities
- Financial reporting and controls, sourcing, and synergy tracking progressing toward full integration

AWM AN ARRAY COMPANY

- Integration plan moved into execution following closing in 3Q
- 2027 roadmap focused on building an integrated supply-chain operating model
- Key priorities include supplier diversification, stronger supplier agreements, inventory planning, and logistics optimization

INTEROPERABILITY IN PRACTICE

EZ PILE



- AWM product with APA-supplied foundations and assembled hooks
- More efficient supply chain planning and cost optimization

ATLAS™ II



- ~7GW Total Pipeline
- ~1.6GW in Mid-to-Late-Stage Pipeline

WIRE MANAGEMENT INTEGRATION



- APA foundations now feature pre-drilled holes purpose-fit for AWM hooks
- Faster installation, reduced field labor

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3Q 2026 FINANCIAL RESULTS ($ in millions, except EPS Data) 3Q26 2Q26 3Q25 Financial Highlights Revenue $330.2 $342.1 $393.5 (1) Gross margin 21.0% 29.1% 26.9% 3Q26 Adjusted Gross Margin of 22.8%, (520) bps vs 3Q25, Net (loss) income to Common Stockholders ($7.9) $8.4 $18.4 primarily due to a reserve for a 2023 45X receivable (330) Diluted net (loss) income per share ($0.05) $0.05 $0.12 bps, domestic input costs, and international mix Net cash provided by operating activities $4.6 $121.3 $27.4 (1) 3Q26 Adjusted EBITDA of $32.1M, sequentially down (1) Adjusted gross margin 22.8% 30.8% 28.1% 49% vs 2Q26, primarily due to a reserve for a 2023 45X (1) Adjusted EBITDA $32.1 $63.3 $72.2 receivable (330) bps, decreased volume leverage (1) Adjusted EBITDA margin 9.7% 18.5% 18.3% and gross margin input costs (1) Adjusted net income $9.4 $37.0 $45.8 (1) Adjusted net income per common share $0.06 $0.24 $0.30 (1) Free Cash Flow ($1.1) $113.6 $21.9 7 (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure 3Q26 EARNINGS PRESENTATION

3Q 2026 LEVERAGE & LIQUIDITY Total available liquidity of over �450M post acquisition of AWM. Net Debt leverage expected to rebound following 4Q26 deliveries LEVERAGE LIQUIDITY As of September 30, 2026 Corporate Ratings: B1 (stable) / B+ (stable) ($ millions) As of September 30, 2026 (1) ($ millions) Amount xEBITDA Cash & Cash Equivalents $143.3 Cash & Cash Equivalents $143.3 (2) Revolving Credit Facility (RCF) ($370) $0.0 RCF $370.0 (3) Total Secured Debt $0.0 NA Less LC hold ($47.4) Net First Lien Leverage ($143.3) Available Liquidity $465.9 (2) Convertible Notes due 2028 $325.0 (2) Convertible Notes due 2031 $345.0 Other Debt $3.2 Total Debt $673.2 5.0X (4) Net Debt $530.0 3.9X (1) Trailing Twelve Months (TTM) Adj EBITDA of $135M as of September 30, 2026 (2) Represents outstanding principals of respective instruments 8 (3) LC hold does not represent a balance sheet commitment and; therefore, is not considered part of net debt; however, LC hold in excess of $50 million will be reflected in covenant test. (4) Net Debt defined as Total Debt less Cash & Cash Equivalents 3Q26 EARNINGS PRESENTATION

3Q26 EARNINGS PRESENTATION

DEMAND REMAINS STRONG AMID MACRO-DRIVEN PROJECT TIMELINE EXTENSIONS

Policy uncertainty and financing conditions are extending project timelines and shifting deliveries into future periods, despite healthy underlying demand

KEY RECENT POLICY & MACRO DEVELOPMENTS

- **Section 232 Polysilicon Tariffs:** New 15% tariff and minimum import prices on solar cells and modules creating cost uncertainty[1]
- **FCC Foreign Inverter Ban:** New restrictions on foreign inverter models requiring developers to reassess equipment sourcing[2]
- **Federal Permitting:** Additional reviews impacting approximately 30% of the U.S. solar pipeline, extending development timelines[3]
- **Interest Rates:** Higher financing costs impacting project economics and slowing financial close

IMPLICATIONS FOR ARRAY

- Macro and policy uncertainty is extending customer project timelines and delaying notices to proceed (NTPs), shifting the timing of ARRAY deliveries

4Q26

Peak delivery quarter; some project timing shift to 2027 based on delivery availability windows

2027

~80% of total orderbook and ~70% of domestic tracker orderbook scheduled to deliver over next 6 quarters; 1H'27 expected to deliver slightly over 40% of 2027 revenue

DEMAND REMAINS STRONG

216–240 GWdc U.S. industry utility-scale pipeline already safe-harbored[4]

$2.6B ARRAY record orderbook

(1) Presidential Proclamation 11052, Aug. 6, 2026.
(2) FCC Covered List update, Jul. 28, 2026; SolarInsure, Sept. 2026.
(3) Wood Mackenzie via pv magazine, Jul. 2026; Senate cloture schedule, Oct. 2026.
(4) SEIA/Wood Mackenzie U.S. Solar Market Insight, Q2 2026.

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UPDATING 2026 FULL YEAR GUIDANCE

FULL YEAR ENDING DECEMBER 31, 2026	PREVIOUS	UPDATED
Revenue	$1.4B - $1.5B	$1.34B - $1.4B
Adjusted EBITDA(1)	$210M - $230M	$190M - $210M
Adjusted Net Income Per Common Share(1)	$0.68 - $0.75	$0.57 - $0.69

4Q26 ENDING December 31, 2026	
Revenue	$445M - $505M

Full-Year 2026 Assumptions:

- *FY Adjusted Gross Margin(1): ~27% (Prior: 27% - 28%)*
- *FY Adjusted G&A(1): ~13.25% at mid-point (Prior ~12% of revenue)*
- *Free Cash Flow(1) conversion as % of Adjusted EBITDA: Expect some timing shift into Q1'27 with Q4'26 peak (unchanged)*

Includes anticipated contributions from acquisition of AWM, closed Aug. 31, 2026.

(1) A reconciliation of projected adjusted gross profit, adjusted gross margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per common share, adjusted G&A, Net Debt, and free cash flow, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, "non-GAAP adjustments"). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2026 guidance, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results.

3Q26 EARNINGS PRESENTATION

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APPENDIX 11 11 3Q26 EARNINGS PRESENTATION

CONDENSED CONSOLIDATED BALANCE SHEETS Array Technologies, Inc. As of (in thousands, except per share and share amounts) (Unaudited) September 30, 2026 December 31, 2025 Assets Current Assets Cash and cash equivalents $ 143,280 $ 244,388 Restricted cash - 1,596 Accounts receivable, net 329,456 271,578 Inventories, net 167,494 150,374 Prepaid expenses and other 95,431 201,108 Total current assets 735,661 869,044 Property, plant and equipment, net 67,442 58,225 Lease assets 94,294 97,088 Goodwill 231,765 135,173 Other intangible assets, net 274,638 238,579 Deferred income tax assets 24,980 23,965 Other assets 156,171 29,718 Total assets $ 1,584,951 $ 1,451,792 Liabilities, Redeemable Perpetual Preferred Stock and Stockholders' Equity Current Liabilities Accounts payable $ 199,966 $ 143,994 Accrued expenses 101,533 54,289 Income tax payable - 4,687 Current portion of deferred revenue 108,484 128,433 Current portion of contingent consideration 13,166 14,551 Current portion of warranty liability 10,301 10,844 Current portion of lease liabilities 8,470 7,662 Current portion of debt 3,244 10,315 Other current liabilities 8,826 2,237 Total current liabilities 453,990 377,012 Deferred income tax liabilities 19,479 22,133 Deferred revenue, net of current portion 36,031 16,794 Contingent consideration, net of current portion 18,405 12,739 Warranty liability, net of current portion 6,308 5,466 Lease liabilities, net of current portion 89,117 89,552 Long-term debt, net of current portion 658,550 658,664 Other long-term liabilities 1,450 9,044 Total liabilities 1,283,330 1,191,404 Commitments and contingencies (1) Series A Redeemable Perpetual Preferred Stock: $0.001 par value; 500,000 authorized; 400,000 and 490,829 shares issued as of September 30, 2026 and December 31, 2025, respectively; liquidation preference of $510.0 million 509,978 466,728 and $493.1 million at each date, respectively Stockholders' equity Preferred stock of $0.001 par value - 4,500,000 shares authorized; none issued at respective dates - - Common stock of $0.001 par value - 1,000,000,000 shares authorized; 154,269,366 and 152,779,614 shares issued at respective dates 155 152 Additional paid-in capital 189,253 226,848 Accumulated deficit (388,319) (422,859) Accumulated other comprehensive loss (9,446) (10,481) Total stockholders' equity (208,357) (206,340) 12 Total liabilities, redeemable perpetual preferred stock and stockholders' equity $ 1,584,951 $ 1,451,792 (1) Adjusted to reflect the increase in Liquidation Preference rather than the number of shares. 3Q26 EARNINGS PRESENTATION

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Array Technologies, Inc. *(in thousands, except per share amounts) (Unaudited)*	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Revenue	$ 330,212	$ 393,491	$ 895,689	$ 1,058,097
Cost of revenue				
Cost of product and service revenue	254,849	283,386	646,489	767,161
Amortization of developed technology and backlog	6,144	4,434	17,373	11,713
Total cost of revenue	260,993	287,820	663,862	778,874
Gross profit	69,219	105,671	231,827	279,223
Operating expenses				
General and administrative	58,783	52,248	163,512	141,147
Change in fair value of contingent consideration	(10,293)	1,014	(10,438)	1,014
Depreciation and amortization	6,789	6,958	22,939	17,951
Total operating expenses	55,279	60,220	176,013	160,112
Income from operations	13,940	45,451	55,814	119,111
Interest income	2,152	2,977	6,941	10,096
Interest expense	(5,810)	(5,046)	(17,159)	(21,849)
Foreign currency gain (loss), net	39	(6)	729	2,026
Gain on extinguishment of debts, net	-	-	-	14,207
Other (expense) income, net	(473)	68	(629)	12
Total other (expense) income, net	(4,092)	(2,007)	(10,118)	4,492
Income before income tax expense	9,848	43,444	45,696	123,603
Income tax expense	1,651	9,941	11,156	30,092
Net income	8,197	33,503	34,540	93,511
Preferred dividends and accretion	16,113	15,144	47,558	44,375
Net (loss) income to common stockholders	$ (7,916)	$ 18,359	$ (13,018)	$ 49,136
(Loss) income per common share				
Basic	$ (0.05)	$ 0.12	$ (0.08)	$ 0.32
Diluted	$ (0.05)	$ 0.12	$ (0.08)	$ 0.32
Weighted average number of common shares outstanding				
Basic	154,014	152,727	153,616	152,465
Diluted	154,014	154,090	153,616	153,350

3Q26 EARNINGS PRESENTATION

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CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS Array Technologies, Inc. Nine Months Ended September 30, (in thousands) (Unaudited) 2026 2025 Operating activities Net income $ 34,540 $ 93,511 Adjustments to reconcile net income to cash produced by operating activities: Provision for bad debts 1,269 1,001 Deferred tax expense (1,832) 6,748 Depreciation and amortization 29,159 19,923 Amortization of developed technology and backlog 17,373 11,713 Amortization of debt discount and issuance costs 2,669 4,407 Gain on extinguishment of debts, net - (14,207) Equity-based compensation 11,011 11,343 Change in fair value of contingent consideration (10,438) 1,014 Provision for certain non-trade receivables 10,922 - Warranty provision 9,076 10,290 Inventory reserve 5,204 3,360 Other non-cash 730 (2,017) Changes in operating assets and liabilities (13,207) (88,941) Net cash provided by operating activities 96,476 58,145 Investing activities Purchase of property, plant and equipment (20,844) (14,469) Acquisition, net of cash acquired (160,869) (164,916) Investment in securities (1,000) - Net cash used in investing activities (182,713) (179,412) Financing activities Proceeds from issuance of other debt 58,185 108,659 Proceeds from issuance of convertible notes - 345,000 Premium paid on capped call - (35,087) Fees paid on issuance of convertible notes - (10,434) Repayments of other debt (67,551) (119,181) Repayments of term loan facility - (233,875) Repayments of convertible notes - (78,363) Dividends pain on Series A Redeemable Perpetual Preferred Stock (4,308) - Contingent consideration payments (2,574) (1,204) Other financing (2,040) (1,033) Net cash used in financing activities (18,288) (25,518) Effect of exchange rate changes on cash and cash equivalent balances 1,821 5,747 Net change in cash and cash equivalents and restricted cash (102,704) (141,038) 14 Cash and cash equivalents, and restricted cash beginning of period 245,984 364,141 Cash and cash equivalents and restricted cash, end of period $ 143,280 $ 223,103 3Q26 EARNINGS PRESENTATION

ADJUSTED GROSS PROFIT RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands, except percentages) (Unaudited) September 30, 2026 June 30, 2026 September 30, 2025 Revenue $ 330,212 $ 342,065 $ 393,491 Cost of revenue 260,993 242,461 287,820 Gross profit 69,219 99,604 105,671 Gross margin 21.0% 29.1% 26.9% Amortization of developed technology and backlog 6,144 5,615 4,434 (a) Acquisition-related expenses 41 40 399 Adjusted gross profit 75,404 105,259 110,504 Adjusted gross margin 22.8% 30.8% 28.1% a) Represents acquisition-related fair value adjustments to Property, plant, and equipment. 15 3Q26 EARNINGS PRESENTATION

ADJUSTED G&A RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands) (Unaudited) September 30, 2026 June 30, 2026 September 30, 2025 General and administrative expense $ 58,783 $ 54,325 $ 52,248 Equity-based compensation (2,491) (4,579) (4,647) (a) Acquisition-related expenses (10,471) (5,761) (8,545) Adjusted general and administrative expense $ 45,821 $ 43,985 $ 39,056 a) Represents acquisition-related expenses. 16 3Q26 EARNINGS PRESENTATION

ADJUSTED EBITDA RECONCILIATION

Array Technologies, Inc.	Three Months Ended				
(in thousands) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Net income (loss)	$ 8,197	$ 24,346	$ 1,997	$ (145,746)	$ 33,503
Preferred dividends and accretion	16,113	15,908	15,537	15,422	15,144
Net (loss) income to common stockholders	$ (7,916)	$ 8,438	$ (13,540)	$ (161,168)	$ 18,359
Other income, net	(1,679)	(2,215)	(2,418)	(752)	(3,045)
Foreign currency (gain) loss, net	(39)	(529)	(161)	(16)	6
Preferred dividends and accretion	16,113	15,908	15,537	15,422	15,144
Interest expense	5,810	5,786	5,563	5,482	5,046
Income tax expense (benefit)	1,651	7,377	2,128	(7,074)	9,941
Depreciation expense	3,343	2,728	2,364	2,336	1,537
Amortization of intangibles	5,965	7,371	7,388	7,508	6,199
Amortization of developed technology and backlog	6,144	5,615	5,614	5,807	4,434
Equity-based compensation	2,491	4,579	3,941	4,228	4,647
Change in fair value of contingent consideration	(10,293)	2,441	(2,586)	(837)	1,014
Goodwill impairment	-	-	-	102,560	-
Acquisition-related expenses[a]	10,471	5,761	4,997	5,960	8,912
Inventory valuation charge[b]	-	-	-	29,516	-
Other costs[c]	-	-	-	2,267	-
Adjusted EBITDA	$ 32,061	$ 63,260	$ 28,827	$ 11,239	$ 72,194
Adjusted EBITDA margin	*9.7%*	*18.5%*	*12.9%*	*5.0%*	*18.3%*

a) Represents acquisition-related expenses.
b) Represents inventory valuation charge related to phase-out of STI H250™ inventory that is not SmarTrack® compatible.
c) Represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter.

3Q26 EARNINGS PRESENTATION

ARRAY

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ADJUSTED NET INCOME RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands, except per share amounts) (Unaudited) September 30, 2026 June 30, 2026 September 30, 2025 Net income $ 8,197 $ 24,346 $ 33,503 Preferred dividends and accretion 16,113 15,908 15,144 $ (7,916) $ 8,438 Net (loss) income to common stockholders $ 18,359 Amortization of intangibles 5,965 7,371 6,199 Amortization of developed technology and backlog 6,144 5,615 4,434 Amortization of debt discount and issuance costs 901 892 879 Series A Preferred Stock accretion 8,201 8,032 7,548 Equity-based compensation 2,491 4,579 4,647 Change in fair value of contingent consideration (10,293) 2,441 1,014 (a) Acquisition-related expenses 10,535 5,825 8,944 (b) Income tax expense of adjustments (6,581) (6,145) (6,262) Adjusted net income $ 9,447 $ 37,048 $ 45,762 (Loss) income per common share Basic $ (0.05) $ 0.05 $ 0.12 Diluted $ (0.05) $ 0.05 $ 0.12 Weighted average number of common shares outstanding Basic 154,014 153,866 152,727 Diluted 154,014 155,685 154,090 Adjusted net income per common share Basic $ 0.06 $ 0.24 $ 0.30 Diluted $ 0.06 $ 0.24 $ 0.30 Weighted average number of common shares outstanding Basic 154,014 153,866 152,727 Diluted 155,108 155,685 154,090 a) Represents acquisition-related expenses and fair value adjustments to Property, plant, and equipment. b) Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax. 18 3Q26 EARNINGS PRESENTATION

FREE CASH FLOW RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands) (Unaudited) September 30, 2026 June 30, 2026 September 30, 2025 Net cash provided by operating activities $ 4,618 $ 121,279 $ 27,363 Purchase of property, plant and equipment (5,700) (7,633) (5,513) Free cash flow $ (1,082) $ 113,646 $ 21,850 19 3Q26 EARNINGS PRESENTATION

THANK YOU investors@arraytechinc.com 20 3Q26 EARNINGS PRESENTATION